EXHIBIT 99.7

Annexure ‘A’

Mining Mortgage

This is the annexure of ___ pages marked ‘A’ referred to in the Form No. MRA-25 executed by Paradise Phosphate Pty Ltd ACN 154 180 882 (Mortgagor) and Acorn Capital Limited ACN 082 694 531 as mortgagee (Security Trustee) in its capacity as security trustee of the Security Trust.

Mining Mortgage

Paradise Phosphate Pty Ltd (as Mortgagor) Acorn Capital Limited (as Security Trustee)

Central Plaza I 345 Queen Street Qld 4000 Australia GPO Box 3124 Brisbane Qld 4001 Australia Sydney Melbourne Perth Brisbane Singapore	Telephone +61 7 3258 6666 Facsimile +61 7 3258 6444 www.freehills.com DX 255 Brisbane Associated offices in Jakarta Beijing Shanghai Hanoi Ho Chi Minh City

Contents

Table of contents

1	Definitions		2
	1.1	Definitions	2
	1.2	Interpretation	6
	1.3	Incorporated definitions	7
	1.4	Interpretation of inclusive expressions	7
	1.5	Personal Property Securities (PPS) Law	7
	1.6	Security Trust Deed	7
	1.7	Capacity of Security Trustee	8

2	What the Mortgagor undertakes in this mortgage		8
	2.1	Effect of mortgage	8
	2.2	Joint and individual liability	8
	2.3	When the Mortgagor must pay	8
	2.4	Survival of obligations	8

3	Mortgage		8
	3.1	Mortgage of Tenements	8
	3.2	Mandatory action	8
	3.3	Consideration	9

4	Dealings – such as selling or mortgaging		9
	4.1	Restricted dealings with any of the Secured Property	9
	4.2	Where the law allows for creation of Security Interest without consent	9

5	Other Security Interests		9
	5.1	Priority agreement	9
	5.2	Amount secured by other Security Interest	9
	5.3	Obligations under other Security Interest	9
	5.4	Security Trustee may rely on third party certificates	10

6	Representations and warranties		10
	6.1	Representations and warranties	10
	6.2	Repetition of representations and warranties	10
	6.3	Reliance	10
	6.4	No Reliance by Mortgagor	10

7	Maintaining the Secured Property		10
	7.1	General undertakings	10
	7.2	Environmental undertakings	11
	7.3	Undertakings in respect of Tenements	12
	7.4	Negative Undertakings	12

8	Licences		13
	8.1	Obligations if licenceholder	13
	8.2	Obligations if Licence held by third party	14
	8.3	Transfer of Licence after default	14

9	Payments		14
	9.1	Manner of payment	14
	9.2	Currency of payment	14

Mining Mortgage Contents 1

Contents

10	Interest on overdue amounts		14
	10.1	Payment of interest	14
	10.2	Accrual of interest	15
	10.3	Rate of interest	15

11	Costs and indemnities		15
	11.1	What the Mortgagor agrees to pay	15
	11.2	Indemnity	15
	11.3	Items included in loss, liability and Costs	16
	11.4	Payment of third party losses	16
	11.5	Currency conversion on judgment debt	16
	11.6	Payment for Mortgagor's obligations	16

12	Application of payments		17
	12.1	Application of money	17
	12.2	Order of payment	17
	12.3	Remaining money	17
	12.4	Credit from date of receipt	17

13	Administrative matters		17
	13.1	Deposit of documents	17
	13.2	Registration of mortgage	17
	13.3	Further steps	17
	13.4	Authority to fill in blanks	18
	13.5	Supply of information	18

14	Rights the Security Trustee may exercise at any time		18
	14.1	Authority to deal	18
	14.2	Security Trustee may enter Secured Property	18
	14.3	Reasonable notice of entry	19
	14.4	Right to rectify	19
	14.5	Security Trustee not mortgagee in possession	19
	14.6	Payment of income to Security Trustee	19

15	Default		19
	15.1	Ensure no default	19
	15.2	Investigation of default	19
	15.3	Security Trustee's powers on default	19
	15.4	Order of enforcement	19

16	Exclusion of time periods		20
	16.1	No notice required unless mandatory	20
	16.2	Mandatory notice period	20

17	Receivers		20
	17.1	Other rights to appoint	20
	17.2	Terms of appointment of Receiver	20
	17.3	More than one Receiver	21
	17.4	Receiver is Mortgagor's agent	21
	17.5	Receiver's powers	21

18	Disposal of the Secured Property is final		21

19	Power of attorney		21
	19.1	Appointment	21
	19.2	Powers	22

Mining Mortgage Contents 2

Contents

	19.3	Third party dealing with Attorney	22

20	Approval of Minister		22

21	Third party provisions		22
	21.1	Independent obligations	22
	21.2	Unconditional nature of obligations	23
	21.3	No competition	24

22	General		25
	22.1	Reinstatement of rights	25
	22.2	Suspense account	25
	22.3	Mortgagor to bear cost	26
	22.4	Notices	26
	22.5	Notices under the PPS Law	26
	22.6	Governing law and jurisdiction	26
	22.7	Prompt performance	26
	22.8	Consents	26
	22.9	Certificates	26
	22.10	Set-off	27
	22.11	Discretion in exercising rights	27
	22.12	Partial exercising of rights	27
	22.13	No liability for loss	27
	22.14	Conflict of interest	27
	22.15	Security Trustee or Receiver in possession	27
	22.16	Remedies cumulative	27
	22.17	Other Security Interests or judgments	27
	22.18	Continuing security	28
	22.19	Indemnities	28
	22.20	Rights and obligations are unaffected	28
	22.21	Inconsistent law	28
	22.22	Supervening legislation	28
	22.23	Time of the essence	28
	22.24	Waivers	28
	22.25	Variation	29
	22.26	Receipts	29
	22.27	Assignment	29
	22.28	Counterparts	29
	22.29	Attorneys	29
	Tenements		30

	Signing page		31

Mining Morgage Cotents 3

Mining Mortgage

Date ►

Between the parties
Mortgagor	Paradise Phosphate Pty Ltd ACN 154 180 882 of Level 8, 580 St Kilda Road, Melbourne VIC 3004 (Mortgagor)
Security Trustee	Acorn Capital Limited ACN 082 694 531 of Level 12, 90 Collins Street, Melbourne Vic 3000 (Security Trustee)

Background	1 The Mortgagor is, or will be, the legal and beneficial owner of the Secured Property. 2 The Mortgagor has agreed to mortgage the Secured Property to secure the payment of the Secured Money.
This deed witnesses	that in consideration of, among other things, the mutual promises contained in this deed, the parties agree as set out in the Operative part of this deed.

Mining Mortgage page 1

1	Definitions

1.1	Definitions

These meanings apply unless the contrary intention appears:

Term	Meaning
Attorney	each attorney appointed by the Mortgagor under clause 19.
Collateral Security
any present or future Security Interest or other document or agreement created or entered into by a Transaction Party or any other person as security for, or to credit enhance, the payment of the Secured Money.

Contaminant	anything (including a liquid, solid, gas, odour, temperature, sound, vibration or radiation) that presents or could present a risk of harm to human health or the Environment.
Controller	has the meaning it has in the Corporations Act.
Convertible Note Agreement
the convertible note agreement dated on or around the date of this deed between, among others, Australian Microcap Investments Pty Ltd as trustee for Microcap Investment Trust 1, Australian Microcap Investments Pty Ltd as trustee for Microcap Investment Trust 2 and the Mortgagor.

Costs	includes costs, mortgages and expenses, including those incurred in connection with advisers.
Environment
components of the earth, including:
1 and, air and water;

2 any layer of the atmosphere;

3 any organic or inorganic matter and any living organism; and

4 human made or modified structures and areas,

and includes interacting natural ecosystems that include components referred to in paragraphs 1 to 3 inclusive.

Environmental Law	any legislation regulating Pollutants in connection with the protection of the environment or health and safety.

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1 Definitions

Term	Meaning

Environmental Law	any legislation regulating Pollutants in connection with the protection of the environment or health and safety.
Finance Party	1 the Noteholders; 2 the Finance Party; and 3 the Security Trustee.
Licence
any licence, permit or authorisation (including to sell liquor, to discharge hazardous waste, to draw water, or to develop and use property) which allows activity to be carried out, on or in connection with property.

Mineral Resources Act	the Mineral Resources Act 1989 (Qld).
Minerals
has the meaning given to that term in the Mineral Resources Act and including such minerals whether or not processed or refined and whether or not contained in ore or concentrate or in some other form of compound.

Minister	the Minister for the Crown responsible for the Secured Property.
Mortgagor	the person or persons named in this mortgage as Mortgagor. If there are more than one, the Mortgagor means each of them individually and every two or more of them jointly.

Officer
1 in relation to the Mortgagor, a director or a secretary, or a person notified to be an authorised officer of the Mortgagor;

2 in relation to the Security Trustee, any person whose title includes the word ‘Director’, ‘Managing Director’, ‘Manager’ or ‘Vice President’, and any other person appointed by the Security Trustee to act as its authorised officer for the purposes of this deed; and

3 in relation to a Receiver or an Attorney which is a corporation, any officer, as that expression is defined in section 9 of the Corporations Act, of that Receiver or Attorney.

● PPSA	the Personal Property Securities Act 2009 (Cth).
● PPS Law
1 the PPSA;

2 any regulations made at any time under the PPSA;

3 any provision of the PPSA or regulations referred to in paragraph 2 above;

4 any amendment to any of the above, made at any time; or

5 any amendment made at any time to the Corporations Act or any other legislation in connection with the implementation or as a consequence of the PPSA.

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1 Definitions

Term	Meaning

Pollutant	a pollutant, contaminant, dangerous, toxic or hazardous substance, petroleum or petroleum product, chemical, solid, special liquid, industrial or other waste.
Potential Event of Default	an event which, with the giving of notice, lapse of time or fulfilment of any condition, would be likely to become an Event of Default.
Receiver	includes a receiver or receiver and manager.
Resumption
a resumption, appropriation, confiscation, or compulsory acquisition of, or freezing, restraining or forfeiture order in relation to, the Secured Property under a statute or otherwise, including a restriction or order under which compensation is payable in connection with the Secured Property.

Secured Money
all debts and monetary liabilities of:

1 the Mortgagor to a Finance Party on any account and in any capacity; and

2 each Transaction Party (other than the Mortgagor) to a Finance Party on any account and in any capacity,

irrespective of whether the debts or liabilities:

3 are present or future;

4 are actual, prospective, contingent or otherwise;

5 are at any time ascertained or unascertained;

6 are owed or incurred by or on account of the Mortgagor or another Transaction Party alone, or severally or jointly with any other person;

7 are owed to or incurred for the account of a Finance Party alone, or severally or jointly with any other person;

8 are owed to any other person as agent (whether disclosed or not) for or on behalf of a Finance Party;

9 are owed or incurred as principal, interest, fees, charges, Taxes, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account;

10 are owed to or incurred for the account of a Finance Party directly or as a result of:

     ●the assignment and transfer to a Finance Party of any debt or liability of the Mortgagor or another Transaction Party; or
     ● any other dealing with any such debt or liability;

11 are owed to or incurred for the account of a Finance Party before the date of this deed or before the date of any assignment of this deed to a Finance Party by any other person or otherwise; or

12 comprise any combination of the above.

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1 Definitions

Term	Meaning

Secured Property	all the Mortgagor's interests in each Tenement and all the Mortgagor's rights relating to those interests: 1 of whatever kind and wherever situated; and 2 whether present or future.
Security Trust	the “Paradise Phosphate Security Trust” as constituted under the Security Trust Deed.
Security Trust Deed	the security trust deed dated on or about the date of this deed between the Mortgagor and others and the Security Trustee, a security trustee constituting the Security Trust.
Tenement
1 the mining tenements described in Schedule 1;

2 renewals, extensions, substitutions, amalgamations, subdivisions and variations of that tenement; and

3 all applications for that tenement, or any renewal, extension, substitution, amalgamation, subdivision or variation of that tenement.

Transaction Documents
1 this deed;

2 each Collateral Security;

3 the Security Trust Deed;

4 the Convertible Note Agreement; and

5 any other Transaction Document as defined in the Convertible Note Agreement; or

or any document or agreement entered into or given under any of the above.

Transaction Party	1 the Mortgagor; 2 the Company; or 3 any other Transaction Party as defined in a Transaction Document.
Works
building work, excavation or earthworks on the Secured Property, work demolishing, removing or altering any part of the Secured Property, or any building or development work required by an authority in connection with the Secured Property.

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1 Definitions

1.2	Interpretation

In this deed:

(a)	Headings and bold type are for convenience only and do not affect the interpretation of this deed.

(b)	The singular includes the plural and the plural includes the singular.

(c)	Words of any gender include all genders.

(d)	Other parts of speech and grammatical forms of a word or phrase defined in this deed have a corresponding meaning.

(e)	An expression importing a person includes any company, partnership, joint venture, association, corporation or other body corporate and any Government Agency as well as an individual.

(f)
A reference to any thing (including any right) includes a part of that thing but nothing in this clause 1.2(f) implies that performance of part of an obligation constitutes performance of the obligation.

(g)	A reference to a clause, party, schedule, attachment or exhibit is a reference to a clause of, and a party, schedule, attachment or exhibit to, this deed.

(h)	A reference to any legislation includes all delegated legislation made under it and amendments, consolidations, replacements or re-enactments of any of them.

(i)	A reference to a document includes all amendments or supplements to, or replacements or novations of, that document.

(j)	A reference to a party to a document includes that party’s successors and permitted assignees.

(k)	A reference to an agreement other than this deed includes a deed and any legally enforceable undertaking, agreement, arrangement or understanding, whether or not in writing.

(l)	A reference to an asset includes all property of any nature, including a business, and all rights, revenues and benefits.

(m)
A reference to liquidation or insolvency includes appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding-up, dissolution, deregistration, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or any similar procedure or, where applicable, changes in the constitution of any partnership or person, or death.

(n)	A reference to a document includes any agreement in writing, or any certificate, notice, deed, instrument or other document of any kind.

(o)	No provision of this deed will be construed adversely to a party because that party was responsible for the preparation of this deed or that provision.

(p)	A reference to a body, other than a party to this deed (including, an institute, association or authority), whether statutory or not:

(1)	which ceases to exist; or

(2)	whose powers or functions are transferred to another body,

is a reference to the body which replaces it or which substantially succeeds to its powers or functions.

(q)	Where this agreement confers any power or authority on a person that power or authority may be exercised by that person acting personally or through an agent or attorney.

(r)	An Event of Default is ‘continuing’ or ‘subsisting’ if it has not been:

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1 Definitions

(1)	remedied to the satisfaction of the Security Trustee before a Power relating to that Event of Default is exercised; or

(2)	waived in writing by the Security Trustee.

1.3	Incorporated definitions

(a)	A word or phrase (other than one defined in clause 1.1) defined in the Convertible Note Agreement or in the Security Trust Deed has the same meaning in this deed.

(b)	If a word or phrase is defined in both the Convertible Note Agreement and the Security Trust Deed the definition in the Convertible Note Agreement prevails to the extent of any inconsistency.

1.4	Interpretation of inclusive expressions

Specifying anything in this deed after the words ‘includes’ or ‘for example’ or similar expressions does not limit what else is included unless there is express wording to the contrary.

1.5	Personal Property Securities (PPS) Law

If:

(a)
a PPS Law applies, or will at a future date apply to any of the Transaction Documents or any of the transactions contemplated by them, or the Security Trustee determines that a PPS Law applies, or will at a future date apply, to any of the Transaction Documents or any of the transactions contemplated by them; and

(b)	in the reasonable opinion of the Security Trustee, the PPS Law:

(1)
adversely affects or would or may adversely affect the Security Trustee’s security position or the rights or obligations of the Security Trustee under or in connection with the Transaction Documents; or

(2)	enables or would enable the Security Trustee’s security position to be improved without adversely affecting the Mortgagor in a material respect,

the Security Trustee may from time to time give notice to the Mortgagor requiring the Mortgagor to do anything, including:

(c)
promptly providing all necessary information and taking all necessary action (including entering into any agreement, obtaining any consent or giving any notice) to enable any PPSA Security Interest held or intended to be held by the Security Trustee under the Transaction Documents at any time to be perfected by control (within the meaning of Part 2.3 of the PPSA) to the extent possible under the PPSA and to enable the Security Trustee to register fully valid and effective Financing Statements or Financing Change Statements with respect to any PPSA Security Interest;

(d)	amending any Transaction Document or executing any new Transaction Document,

that in the Security Trustee’s reasonable opinion is necessary to ensure that, to the maximum possible extent, the Security Trustee’s security position, and rights and obligations, are not adversely affected as contemplated by clause 1.5(b)(1) (or that any such adverse effect is overcome to the maximum extent possible), or that the Security Trustee’s security position is improved as contemplated in clause 1.5(b)(2). The Mortgagor must comply with the requirements of that notice within the time stipulated in the notice.

1.6	Security Trust Deed

This deed is a ‘Security’ and a ‘Transaction Document’ for the purposes of the Security Trust Deed.

Mining Mortgage page 7

2 What the Mortgagor undertakes in this mortgage

1.7	Capacity of Security Trustee

The Security Trustee enters into this deed as security trustee under the Security Trust Deed. Clause 1.4 of the Security Trust Deed is incorporated in this deed.

2	What the Mortgagor undertakes in this mortgage

2.1	Effect of mortgage

By signing this mortgage, the Mortgagor undertakes certain obligations. The Mortgagor also gives the Security Trustee rights concerning the Mortgagor and the Secured Property - for example, if the Mortgagor does not comply with its obligations, the Security Trustee may take possession of the Secured Property, sell or otherwise deal with it, and sue the Mortgagor for any money it owes the Security Trustee.

2.2	Joint and individual liability

The Mortgagor is liable for all the obligations under this mortgage both individually and jointly with any one or more other persons named in this mortgage as Mortgagor.

2.3	When the Mortgagor must pay

The Mortgagor agrees to pay the Secured Money in accordance with the terms of any agreement in writing to do so. However, if either:

(a)	there is no such agreement; or

(b)	an Event of Default is continuing,

the Security Trustee may declare at any time by notice to the Mortgagor that the Secured Money is either payable on demand or immediately due for payment.

2.4	Survival of obligations

The Mortgagor's obligations under this mortgage continue even if the Security Trustee releases the Secured Property from this mortgage.

3	Mortgage

3.1	Mortgage of Tenements

The Mortgagor, as beneficial owner, mortgages the whole of its interest in the Tenements (including all buildings, improvements, machinery and appliances in or upon the land comprised in each such mining tenement) to the Security Trustee for the purpose of securing to the Security Trustee payment of the Secured Money.

3.2	Mandatory action

To the extent that any law, including but not limited to the Mineral Resources Act, requires that something must be done (such as obtaining consent) before the Mortgagor may validly charge any of the Secured Property, the mortgage under clause 3.1 only takes effect in relation to that Secured Property when the thing required is done. The Mortgagor agrees to do anything necessary to ensure that it is done.

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4 Dealings - such as selling or mortgaging

3.3	Consideration

The Mortgagor acknowledges giving this mortgage and incurring obligations and giving rights under this mortgage for valuable consideration.

4	Dealings – such as selling or mortgaging

4.1	Restricted dealings with any of the Secured Property

Without the consent of the Security Trustee, the Mortgagor may not, and may not agree, attempt or take any step to, do any of the following:

(a)	create or allow to exist another Security Interest over the Secured Property, or

(b)	assign or otherwise deal with this mortgage or any interest in it, or allow any interest in it to arise or be varied.

4.2	Where the law allows for creation of Security Interest without consent

If a law entitles the Mortgagor to create another Security Interest over the Secured Property without the consent of the Security Trustee, this clause 4 does not operate to require the Mortgagor to obtain the Security Trustee's consent before creating that other Security Interest. However:

(a)	if the Mortgagor intends to create another Security Interest, it agrees to notify the Security Trustee at least seven days before it proposes to do so; and

(b)
if the Security Trustee requests an agreement under clause 5.1 and the Mortgagor has not complied with that request by the time the Security Interest is created, financial accommodation need not be made available under any Transaction Document.

5	Other Security Interests

5.1	Priority agreement

If the Security Trustee asks, the Mortgagor agrees to obtain an agreement acceptable to the Security Trustee regulating priority between this mortgage and any other Security Interest over the Secured Property.

5.2	Amount secured by other Security Interest

The Mortgagor agrees to ensure that the amount secured under any other Security Interest over the Secured Property is not increased without the Security Trustee's consent.

5.3	Obligations under other Security Interest

The Mortgagor agrees to comply with all obligations under any other Security Interest over the Secured Property.

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6 Representations and warranties

5.4	Security Trustee may rely on third party certificates

The Security Trustee may rely on a certificate from any other person with a Security Interest over the Secured Property as to the amount that is owed to that other person.

6	Representations and warranties

6.1	Representations and warranties

The Mortgagor represents and warrants that:

(a)	(representations true) each of its representations and warranties in each Transaction Document are, or will be true, and correct in all respects when made or regarded as having been made;

(b)	(owner of the Secured Property) it is the legal and beneficial owner of, and has good title to, the Secured Property free from any Security Interest other than a Permitted Security Interest;

(c)	(Resumption, Contaminant, claim) there is no:

(1)	Resumption or proposed Resumption;

(2)	Contaminant on, in, under or migrating to or from the Secured Property; or

(3)	native title, or native title application, determination or claim, affecting the Secured Property.

6.2	Repetition of representations and warranties

The representations and warranties given under this deed:

(a)	survive the execution of this deed; and

(b)	are repeated on the last day of each calendar month with respect to the facts and circumstances then subsisting.

6.3	Reliance

The Mortgagor acknowledges that the Security Trustee and each Creditor has entered into the Transaction Documents to which it is a party in reliance on the representations and warranties in this clause 6.

6.4	No Reliance by Mortgagor

The Mortgagor acknowledges that it has not entered into this deed or any Transaction Document in reliance on any representation, warranty, promise or statement made by the Security Trustee or any person on behalf of the Security Trustee.

7	Maintaining the Secured Property

7.1	General undertakings

The Mortgagor agrees to:

Mining Mortgage page 10

7 Maintaining the Secured Property

(a)
(financial obligations) pay or cause to be paid its financial obligations, including without limitation, all rates, rents and other outgoings payable by it, as and when the same respectively become due and payable;

(b)	(rates and Taxes) pay on time all amounts for which the Mortgagor is liable as owner of the Secured Property, including rates and Taxes;

(c)	(protection from theft, loss, damages) protect the Secured Property from theft, loss or damage;

(d)	(notify interest in land) notify the Security Trustee promptly of the particulars of any mining tenements or other real property acquired by the Mortgagor;

(e)	(good condition) keep the Secured Property in good working order and condition and correct any defect to the extent that failure to do so would have, or is likely to have, a Material Adverse Effect;

(f)	(loss) protect the Secured Property from theft, loss or damage;

(g)	(value) not do anything, or permit anything to be done, or fail to do anything, that materially lowers or might materially lower the value of the Secured Property;

(h)	(serious damage) notify the Security Trustee if all or a substantial part of the Secured Property is defective or seriously damaged;

(i)
(orders or notices) give the Security Trustee a copy of any material order or notice from an authority concerning the use or condition of the Secured Property as soon as the Mortgagor becomes aware of it;

(j)
(laws) comply with all laws and requirements of Government Agencies and the Mortgagor's other obligations in connection with the Secured Property to the extent that failure to do so would have, or is likely to have, a Material Adverse Effect;

(k)
(compliance by occupiers) ensure that each person who uses or occupies the Secured Property complies with all laws and requirements of Government Agencies and any other obligations in connection with the Secured Property to the extent that failure to do so would have, or is likely to have, a Material Adverse Effect; and

(l)
(Works) obtain the Security Trustee's consent before the Mortgagor conducts major Works relating to land or any fixture, structure or improvement on land or fixed to it forming part of the Secured Property or enter into a contract to carry them out.

7.2	Environmental undertakings

The Mortgagor agrees:

(a)	to notify the Security Trustee if there is a Contaminant on, in, under or migrating to or from the Secured Property;

(b)	not to have a Contaminant on, in or under the Secured Property, release a Contaminant from the Secured Property or allow a Contaminant to escape or migrate from it;

(c)	to immediately remove any Contaminant from the Secured Property and make good any damage caused by the Contaminant or its removal;

(d)	if a Contaminant is released, escapes or migrates from the Secured Property, to minimise its impact on the Environment and make good any damage it causes; and

(e)	not to deal with the Secured Property or any Contaminant in such a way as to increase the risk of harm from any Contaminant.

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7 Maintaining the Secured Property

7.3	Undertakings in respect of Tenements

Without limiting clauses 7.1, 7.2 or 7.4, the Mortgagor agrees to:

(a)	(work and expenditure) pay all moneys necessary to satisfy work and expenditure obligations relevant to the Tenements in accordance with the Mineral Resources Act;

(b)	(royalties) pay all royalties payable in relation to any Minerals won or derived from the Tenements in accordance with the Mineral Resources Act;

(c)	(Mining Tenements) ensure that it:

(1)
holds and maintains its interest in the Tenements free of Security Interests other than Permitted Security Interests and the Tenements are not cancelled, suspended, reduced, surrendered, defaulted against or transferred except with the prior written consent of the Security Trustee;

(2)
duly and punctually complies with and observes and performs all conditions and requirements of the Tenements and does whatever may be reasonably required to keep the Tenements in full force and effect; and

(3)	has rights of access to and entry upon all relevant freehold, leasehold and other land and rights to carry out all activities required to enable the Tenements to be developed;

(d)	(no forfeiture) not do or permit to be done any act, matter or thing which may prejudice the Tenements or render the Tenements liable to be forfeited;

(e)
(Mineral Resources Act) duly and punctually observe and comply with the provisions of the Mineral Resources Act and any other statute, regulation or law of any jurisdiction affecting the holder, occupier or Security Trustee of the mining tenements comprising the Secured Property;

(f)
(Environmental Laws) give prompt written notice to the Security Trustee of every request, notification or demand received in connection with breaches or potential breaches of Environmental Laws, the Tenements or any mining operations carried out on any of them;

(g)	(native title) promptly notify the Security Trustee in writing if any claim for native title or traditional usage rights over any part of the land comprised in the Tenements is made;

(h)	(stoppages) advise the Security Trustee within one Business Day of any unscheduled stoppage or disruption to production on the Tenements for a period of greater than 3 consecutive days;

(i)
(access) to take all reasonable steps to ensure that any representative designated by the Security Trustee is allowed at all reasonable times, on reasonable notice and with reasonable frequency to have access to the Tenements and any other Secured Property, and to inspect or observe all or any facilities or operations of the Mortgagor or any other Secured Property; and

(j)	(care and maintenance) to ensure that the Tenements are not abandoned or placed on a ‘care and maintenance’ basis without the prior consent of the Security Trustee.

7.4	Negative Undertakings

The Mortgagor may not:

(a)
do or omit to do anything or knowingly permit or cause anything to be done or omitted which could mean in the reasonable opinion of the Security Trustee that the Secured Property or this deed is or is likely to become materially lessened in value or prejudicially effected;

Mining Mortgage page 12

8 Licences

(b)	without the Security Trustee's consent:

(1)	cause or permit any Tenement comprising the Secured Property to be varied, repudiated, rescinded or terminated;

(2)
abandon, settle, compromise or discontinue or become nonsuited in respect of proceedings against any person in connection with the Secured Property including, without limitation, a Governmental Agency; or

(3)
without the Security Trustee's consent, change the use of the Secured Property or discontinue any business or change the general character of any business carried on by the Mortgagor on the Secured Property which change or discontinuance may result in a Material Adverse Effect; or

(c)	without the Security Trustee's consent, take any steps under any law which could adversely affect the rights of the Security Trustee in relation to the Secured Property.

8	Licences

8.1	Obligations if licenceholder

If a Licence is required for any activity carried out on or in connection with the Secured Property and the Mortgagor is the holder of the Licence, then the Mortgagor agrees:

(a)	when carrying out that activity, to do so in a proper, orderly and efficient manner;

(b)	to comply with all laws and requirements of Government Agencies in connection with the Licence to the extent that failure to do so would have, or is likely to have, a Material Adverse Effect;

(c)	to obtain, comply with and do everything necessary to maintain the Licence (including renew it on time and oppose any application to restrict or cancel the Licence);

(d)	not, without the Security Trustee's consent, to:

(1)	create or allow to exist another Security Interest over the Licence other than a Permitted Security Interest;

(2)	dispose of the Licence;

(3)	remove or apply to remove the Licence from the Secured Property;

(4)	surrender or attempt to surrender the Licence;

(5)	amend, or allow any amendment of, the Licence;

(6)	do anything which could cause the Licence to be forfeited or cancelled; or

(7)	deal in any way with the Licence or any interest in it, or allow any interest in it to arise or be varied; and

(e)	to give the Security Trustee a copy of each material notice, order, summons or conviction in connection with the Licence.

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9 Payments

8.2	Obligations if Licence held by third party

If the Mortgagor is not the holder of a Licence which is required for an activity carried out on or in connection with the Secured Property, the Mortgagor agrees to ensure that:

(a)	the holder complies with the obligations set out in clause 8.1 if it were the Mortgagor; and

(b)
the holder gives the Security Trustee an authority to apply for information from Government Authorities and a power of attorney relating to the Licence, each in a form satisfactory to the Security Trustee.

8.3	Transfer of Licence after default

If an Event of Default is continuing and the Security Trustee asks, the Mortgagor agrees to use its best endeavours to ensure that any Licence which is required for an activity carried out on or in connection with the Secured Property is transferred to the Security Trustee or the Security Trustee's nominee.

9	Payments

9.1	Manner of payment

The Mortgagor agrees to make payments under this mortgage:

(a)	in full without set-off or counterclaim, and without any deduction in respect of Taxes unless prohibited by law; and

(b)	if the payment relates to the Secured Money, in the currency in which the payment is due, and otherwise in Australian dollars in immediately available funds.

9.2	Currency of payment

The Mortgagor waives any right it has in any jurisdiction to pay an amount other than in the currency in which it is due. However, if the Security Trustee receives an amount in a currency other than that in which it is due:

(a)
it may convert the amount received into the due currency (even though it may be necessary to convert through a third currency to do so) on the day and at such rates (including spot rate, same day value rate or value tomorrow rate) as it reasonably considers appropriate. It may deduct its usual Costs in connection with the conversion; and

(b)	the Mortgagor satisfies its obligation to pay in the due currency only to the extent of the amount of the due currency obtained from the conversion after deducting the Costs of the conversion.

10	Interest on overdue amounts

10.1	Payment of interest

The Mortgagor must pay interest on:

(a)	any of the Secured Moneys due and payable by it, but unpaid; and

(b)	any interest payable but unpaid under this clause 10.

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11 Costs and indemnities

10.2	Accrual of interest

The interest payable under clause 10.1:

(a)
accrues from day to day from and including the due date for payment up to the actual date of payment, before and, as an additional and independent obligation, after any judgment or other thing into which the liability to pay the Secured Moneys becomes merged; and

(b)	may be capitalised by the Security Trustee, Receiver or Attorney at monthly intervals.

10.3	Rate of interest

The rate of interest payable under this clause 10 is the highest of:

(a)	any rate specified in any Transaction Document;

(b)	the rate fixed or payable under a judgment or other thing referred to in clause 10.2(a); and

(c)	5%.

11	Costs and indemnities

11.1	What the Mortgagor agrees to pay

(a)	The Mortgagor agrees to pay or reimburse the Security Trustee for:

(1)	the Security Trustee's reasonable Costs in connection with:

(A)	the negotiation, preparation, execution and registration of, and payment of Taxes on, this mortgage; and

(B)	the general on-going administration of this mortgage (including giving and considering consents, waivers, variations, discharges and releases and producing title documents);

(2)
the Security Trustee's and any Attorney's or Receiver's Costs in otherwise acting in connection with this mortgage, such as enforcing or preserving rights (or considering doing so), or doing anything in connection with any enquiry by an authority involving the Mortgagor or any of its Related Entities; and

(3)
Taxes and fees (including registration fees) and fines and penalties in respect of any fees paid, or that the Security Trustee reasonably believes are payable, in connection with this mortgage or a payment or receipt or any other transaction contemplated by this mortgage. However, the Mortgagor need not pay a fine or penalty in connection with Taxes or fees to the extent that it has placed the Security Trustee in sufficient cleared funds for the Security Trustee to be able to pay the Taxes or fees by the due date.

(b)	The Security Trustee agrees to pay amounts due under this clause on demand from the Security Trustee.

11.2	Indemnity

(a)	The Mortgagor indemnifies the Security Trustee against any liability or loss arising from, and any Costs incurred in connection with:

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12 Application of payments

(1)	an Event of Default;

(2)	any person exercising, or attempting to exercise, a right or remedy in connection with this mortgage after an Event of Default;

(3)	the Secured Property or this mortgage; or

(4)	any indemnity the Security Trustee gives a Controller or administrator of the Mortgagor.

(b)	The Mortgagor agrees to pay amounts due under this indemnity on demand from the Security Trustee.

11.3	Items included in loss, liability and Costs

The Mortgagor agrees that the Costs referred to in clause 11.1(a)(1) and 11.1(a)(2) include those paid, or that the Security Trustee reasonably believes are payable, to persons engaged by the Security Trustee in connection with this mortgage (such as consultants).

11.4	Payment of third party losses

The Mortgagor agrees to pay the Security Trustee on demand an amount equal to any liability or loss and any Costs of the kind referred to in clause 11.2 suffered or incurred by:

(a)	any Receiver or Attorney; or

(b)	any of the Security Trustee's employees, officers, agents, or contractors; or

(c)	any lessee, purchaser or occupier of the Secured Property.

11.5	Currency conversion on judgment debt

(a)
If a judgment, order or proof of debt for an amount in connection with this mortgage is expressed in a currency other than the currency in which the amount is due under this mortgage, then the Mortgagor indemnifies the Security Trustee against:

(1)
any difference arising from converting the other currency if the rate of exchange used by the Security Trustee under clause 9.2 for converting currency when it receives a payment in the other currency is less favourable to the Security Trustee than the rate of exchange used for the purpose of the judgment, order or acceptance of proof of debt; and

(2)	the Costs of conversion.

(b)	The Mortgagor agrees to pay amounts under this indemnity on demand from the Security Trustee.

11.6	Payment for Mortgagor's obligations

Except as expressly provided in the Transaction Documents, the Mortgagor agrees to pay for anything that it agrees to do under this mortgage (including paying its own Costs).

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12 Application of payments

12	Application of payments

12.1	Application of money

The Security Trustee must apply money it receives under this mortgage towards paying the Secured Money unless the Security Trustee is obliged to pay the money to anyone with a prior claim. However, if money received represents proceeds of an insurance claim, the Security Trustee may use it to reinstate the Secured Property or carry out work on it.

12.2	Order of payment

The Security Trustee may use money received under this mortgage towards paying any part of the Secured Money the Security Trustee chooses, including by paying a later instalment before an earlier instalment. This applies even if that part only falls due after the Security Trustee gives a notice of demand.

12.3	Remaining money

The Security Trustee agrees to pay any money remaining after the Secured Money is paid either to the Mortgagor (which the Security Trustee may do by paying it into an account in the Mortgagor's name) or to another person entitled to it (such as another person with a Security Interest over the Secured Property). In doing so, it does not incur any liability to the Mortgagor. The Security Trustee is not required to pay the Mortgagor interest on any money remaining after the Secured Money is paid.

12.4	Credit from date of receipt

The Mortgagor is only credited with money from the date the Security Trustee actually receives it (including, where the Security Trustee has appointed a Receiver, the date the Receiver pays money to the Security Trustee).

13	Administrative matters

13.1	Deposit of documents

The Mortgagor agrees to deposit with the Security Trustee:

(a)	all documents of title relating to the Secured Property; and

(b)	any other documents the Security Trustee requests relating to the Secured Property.

13.2	Registration of mortgage

The Security Trustee may register this mortgage at the Mortgagor's expense.

13.3	Further steps

The Mortgagor agrees to do anything the Security Trustee asks (such as obtaining consents, signing and producing documents, producing receipts and getting documents completed and signed) to:

(a)	provide more effective security over the Secured Property for payment of the Secured Money;

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14 Rights the Security Trustee may exercise at any time

(b)	enable the Security Trustee to register this mortgage with the priority required by the Security Trustee;

(c)	enable the Security Trustee to exercise the Security Trustee's rights in connection with the Secured Property;

(d)	bind the Mortgagor and any other person intended to be bound under this mortgage;

(e)	enable the Security Trustee to register the power of attorney in clause 19 or a similar power; or

(f)	show whether the Mortgagor is complying with this mortgage.

13.4	Authority to fill in blanks

The Mortgagor agrees that the Security Trustee may fill in any blanks in this mortgage or a document connected with it (such as Corporations Act forms or transfers for the Secured Property).

13.5	Supply of information

If the Security Trustee asks, the Mortgagor agrees to supply the Security Trustee with any information about or documents affecting:

(a)	the Secured Property;

(b)	this mortgage; or

(c)	the Mortgagor's financial affairs or business or the financial affairs or business of the Mortgagor's Subsidiaries.

14	Rights the Security Trustee may exercise at any time

14.1	Authority to deal

The Security Trustee may assign or otherwise deal with its rights under this mortgage in any way it considers appropriate. If the Security Trustee does this, the Mortgagor may not claim against any assignee (or any other person who has an interest in this mortgage) any right of set-off or other rights the Mortgagor has against the Security Trustee.

14.2	Security Trustee may enter Secured Property

(a)
If the Security Trustee reasonably believes that an Event of Default is, or may be, continuing, the Security Trustee may enter land and buildings owned or occupied by the Mortgagor, any place where the Secured Property is located, the Mortgagor's places of business or its registered office:

(1)	to inspect the Secured Property;

(2)	to find out whether the Mortgagor is complying with this mortgage;

(3)	to carry out the Security Trustee's rights under this mortgage;

(4)	to inspect and copy records relating to the Mortgagor or the Secured Property; or

(5)	to investigate the Mortgagor's financial affairs or business.

(b)	The Mortgagor agrees to help the Security Trustee enter, such as by obtaining any necessary consent.

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15 Default

14.3	Reasonable notice of entry

Unless there is an emergency, the Security Trustee agrees to give the Mortgagor reasonable notice before entering under clause 14.2.

14.4	Right to rectify

The Security Trustee may do anything which the Mortgagor should have done under this mortgage but which the Mortgagor either has not done, or in the Security Trustee's reasonable opinion, has not done properly. If the Security Trustee does so, the Mortgagor agrees to pay the Security Trustee's Costs on demand.

14.5	Security Trustee not mortgagee in possession

The Security Trustee does not become a mortgagee in possession because it enters the Secured Property under clause 14.2 or exercises its rights under clause 14.4.

14.6	Payment of income to Security Trustee

If an Event of Default is continuing and the Security Trustee asks, the Mortgagor agrees to ensure that rent and other income from the Secured Property are paid to the Security Trustee. If, despite this, they are paid to the Mortgagor, the Mortgagor agrees to pay them to the Security Trustee. In each case, the Security Trustee agrees to use the money it receives as set out in clause 12.

15	Default

15.1	Ensure no default

The Mortgagor agrees to ensure that no Event of Default occurs.

15.2	Investigation of default

If the Security Trustee reasonably believes that an Event of Default is, or may be, continuing, the Security Trustee may appoint a person to investigate this. The Mortgagor agrees to co-operate with the person and comply with every reasonable request they make. If there is or was an Event of Default, the Mortgagor agrees to pay the Security Trustee all Costs in connection with the investigation.

15.3	Security Trustee's powers on default

If an Event of Default is continuing, the Security Trustee may do one or more of the following in addition to anything else the law allows the Security Trustee to do as mortgagee:

(a)	sue the Mortgagor for the Secured Money;

(b)	appoint one or more Receivers;

(c)	do anything that a Receiver could do under clause 17.5.

15.4	Order of enforcement

(a)	The Security Trustee may enforce this mortgage before it enforces other rights or remedies:

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16 Exclusion of time periods

(1)	against any other person; or

(2)	under another document, such as another Security Interest.

(b)	If the Security Trustee has more than one Security Interest, it may enforce them in any order it chooses.

16	Exclusion of time periods

16.1	No notice required unless mandatory

Neither the Security Trustee nor any Receiver need give the Mortgagor any notice or demand or allow time to elapse before exercising a right under this mortgage or conferred by law (including a right to sell) unless the notice, demand or lapse of time is required by law and cannot be excluded.

16.2	Mandatory notice period

If the law requires that a period of notice must be given or a lapse of time must occur or be permitted before a right under this mortgage or conferred by law may be exercised, then:

(a)	when a period of notice or lapse of time is mandatory, that period of notice must be given or that lapse of time must occur or be permitted by the Security Trustee; and

(b)
when the law provides that a period of notice or lapse of time may be stipulated or fixed by this mortgage, one day is stipulated and fixed as that period of notice or lapse of time including, if applicable, as the period of notice or lapse of time during which:

(1)	an Event of Default must continue before a notice is given or requirement otherwise made for payment of the Secured Money or the observance of other obligations under this mortgage; and

(2)
a notice or request for payment of the Secured Money or the observance of other obligations under this mortgage must remain not complied with before the Security Trustee or a Receiver may exercise rights.

17	Receivers

17.1	Other rights to appoint

In addition to its powers under clause 15.3, the Security Trustee may appoint a Receiver of the Secured Property:

(a)	if an Event of Default is continuing; or

(b)	if the directors of the Mortgagor request it to do so.

17.2	Terms of appointment of Receiver

In exercising its power to appoint a Receiver, the Security Trustee may:

(a)	appoint a Receiver to all or any part of the Secured Property or its income; and

(b)	set a Receiver's remuneration at any figure the Security Trustee determines appropriate, remove a Receiver and appoint a new or additional Receiver.

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18 Disposal of the Secured property is final

17.3	More than one Receiver

If the Security Trustee appoints more than one Receiver, the Security Trustee may specify whether they may act individually or jointly.

17.4	Receiver is Mortgagor's agent

Any Receiver appointed under this mortgage is the Mortgagor's agent unless the Security Trustee notifies the Mortgagor that the Receiver is to act as the Security Trustee's agent. The Mortgagor is solely responsible for anything done, or not done, by a Receiver and for the Receiver's remuneration and Costs.

17.5	Receiver's powers

Unless the terms of appointment restrict a Receiver's powers, the Receiver may do one or more of the following in the manner and on terms which the Receiver thinks fit (and the Security Trustee may vary these powers at any time by notice given to the Mortgagor and the Receiver):

(a)	improve the Secured Property;

(b)	sell, transfer or otherwise dispose of the Secured Property or any interest in it;

(c)	lease or licence the Secured Property or any interest in it, or deal with any existing lease or licence (including allowing a surrender or variation);

(d)	take or give up possession of the Secured Property as often as it chooses;

(e)	sever, remove and sell fixtures attached to the Secured Property; and

(f)	do anything else the law allows an owner or a Receiver of the Secured Property to do.

18	Disposal of the Secured Property is final

The Mortgagor agrees that if the Security Trustee or a Receiver sells or otherwise disposes of the Secured Property:

(a)
the Mortgagor will not challenge the acquirer's right to acquire the Secured Property (including on the ground that the Security Trustee or the Receiver was not entitled to dispose of the Secured Property or that the Mortgagor did not receive notice of the intended disposal) and the Mortgagor will not seek to reclaim that property; and

(b)
the person who acquires the Secured Property need not check whether the Security Trustee or the Receiver has the right to dispose of the Secured Property or whether the Security Trustee or the Receiver exercises that right properly.

19	Power of attorney

19.1	Appointment

The Mortgagor irrevocably appoints the Security Trustee, each Officer of the Security Trustee, and each Receiver individually as the Mortgagor's attorney and agrees to ratify anything an Attorney does under clause 19.2.

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20 Approval of Minister

19.2	Powers

If an Event of Default is continuing, an Attorney may:

(a)
do anything which the Mortgagor can lawfully authorise an attorney to do in connection with this mortgage, the Secured Property or a Licence for any activity carried out on or in connection with the Secured Property, or which the Attorney believes is expedient to give effect to any of the Security Trustee's or a Receiver's rights (these things may be done in the Mortgagor's name or the Attorney's name, and they include signing and delivering documents, transferring, selling or leasing the Secured Property, transferring, selling or surrendering any lease, lodging or withdrawing caveats, starting, conducting and defending legal proceedings, and dealing with a Licence for any activity carried out on or in connection with the Secured Property);

(b)	delegate their powers (including this power) and revoke a delegation; and

(c)	exercise their powers even if this involves a conflict of duty or they have a personal interest in doing so.

19.3	Third party dealing with Attorney

Any person dealing with the Attorney is not required to enquire whether an Event of Default has occurred or is subsisting.

20	Approval of Minister

If the Secured Property includes an interest in a mining tenement and the Mining Resources Act requires the Minister to grant prior approval in writing to a dealing in that interest, then to the extent that the mortgage created by this mortgage applies to that mining tenement, the mortgage is conditional upon and is of no force or effect until the granting of that approval in writing.

21	Third party provisions

21.1	Independent obligations

This deed is enforceable against the Mortgagor:

(a)	without first having recourse to any Collateral Security;

(b)	whether or not the Security Trustee or any other person has:

(1)	made demand on any Transaction Party other than the Mortgagor;

(2)	given notice to any Transaction Party (other than the Mortgagor) or any other person in respect of any thing; or

(3)	taken any other steps against any Transaction Party (other than the Mortgagor) or any other person;

(c)	whether or not any Secured Money is then due and payable; and

(d)	despite the occurrence of any event described in clause 21.2(b).

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21 Third party provisions

21.2	Unconditional nature of obligations

(a)	The Mortgage and the obligations of the Mortgagor under the Transaction Documents are absolute, binding and unconditional in all circumstances.

(b)
The Mortgage and the obligations of the Mortgagor under the Transaction Documents are not released or discharged or otherwise affected by anything which but for this provision might have that effect, including:

(1)	the grant to any Transaction Party or any other person of any time, waiver, covenant not to sue or other indulgence;

(2)	the release (including a release as part of any novation) or discharge of any Transaction Party or any other person;

(3)	the cessation of the obligation, in whole or in part, of any Transaction Party or any other person under any Transaction Document or any other document or agreement

(4)	the liquidation of any Transaction Party or any other person;

(5)	any arrangement, composition or compromise entered into by the Security Trustee, a Creditor, or any Transaction Party or any other person;

(6)	any Transaction Document or any other document or agreement being in whole or in part illegal, void, voidable, avoided, unenforceable or otherwise of limited force or effect;

(7)
any extinguishment, failure, loss, release, discharge, abandonment, impairment, compounding, composition or compromise, in whole or in party of any Transaction Document or any other document or agreement;

(8)	any Collateral Security being given to the Security Trustee, a Creditor or any other person by any Transaction Party or any other person;

(9)	any alteration, amendment, variation, supplement, renewal or replacement of any Transaction Document or any other document or agreement;

(10)	any moratorium or other suspension of any Power;

(11)	the Security Trustee, Receiver or Attorney of a Creditor exercising or enforcing, delaying or refraining from exercising or enforcing, or being not entitled or unable to exercise or enforce any Power;

(12)	the Security Trustee or a Creditor obtaining a judgment against any Transaction Party or any other person for the payment of any of the Secured Moneys;

(13)	any transaction, agreement or arrangement that may take place with the Security Trustee, a Creditor, any Transaction Party or any other person;

(14)
any payment to the Security Trustee, Receiver or Attorney or a Creditor, including any payment which at the payment date or at any time after the payment date is, in whole or in part, illegal, void, voidable, avoided or unenforceable;

(15)	any failure to give effective notice to any Transaction Party or any other person of any default under any Transaction Document or any other document or agreement;

(16)	any legal limitation, disability or incapacity of any Transaction Party or of any other person;

(17)	any breach of any Transaction Document or any other document or agreement;

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21 Third party provisions

(18)	the acceptance of the repudiation of, or termination, of any Transaction Document or any other document or agreement;

(19)	any Secured Moneys being irrecoverable for any reason;

(20)	any disclaimer by any Transaction Party or any other person of any Transaction Document or any other document or agreement;

(21)	any assignment, novation, assumption or transfer of, or any other dealing with, any Powers or any other rights or obligations under any Transaction Document or any other document or agreement;

(22)	the opening of a new account of any Transaction Party with the Security Trustee or a Creditor or any transaction on or related to the new account;

(23)	any prejudice (including, material prejudice) to any person as a result of any thing done, or omitted by the Security Trustee, a Creditor, any Transaction Party or any other person;

(24)
any prejudice (including, material prejudice) to any person as a result of the Security Trustee, Receiver, Attorney or a Creditor or any other person selling or realising any property the subject of a Collateral Security at less than the best price;

(25)
any prejudice (including, material prejudice) to any person as a result of any failure or neglect by the Security Trustee, Receiver, Attorney or a Creditor or any other person to recover the Secured Moneys from any Transaction Party or by the realisation of any property the subject of a Collateral Security;

(26)	any prejudice (including, material prejudice) to any person as a result of any other thing;

(27)	the receipt by the Security Trustee or a Creditor of any dividend, distribution or other payment in respect of any liquidation;

(28)	the failure of any other Transaction Party or any other person to execute any Transaction Document or any other document; or

(29)	any other act, omission, matter or thing whether negligent or not.

(c)	Clauses 21.2(a) and (b) apply irrespective of:

(1)	the consent or knowledge or lack of consent or knowledge, of the Security Trustee, any Beneficiary, any Transaction Party or any other person of any event described in clause 21.2(b).

(2)	any rule of law or equity to the contrary.

21.3	No competition

(a)	Until the Secured Moneys have been fully paid to the Mortgage has been finally discharged, the Mortgagor is not entitled to:

(1)	be subrogated to the Security Trustee or any Creditor;

(2)	claim or receive the benefit of any Security Interest (including any Transaction Document) or other document or agreement of which the Security Trustee or any Creditor has the benefit;

(3)	claim or receive the benefit or any moneys held by the Security Trustee or any Creditor;

(4)	claim or receive the benefit of any Power;

(5)
either directly or indirectly prove in, claim or receive the benefit or any distribution, dividend or payment arising out of or related to the liquidation of any Transaction Party, except in accordance with clause 21.2(b).

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22 General

(6)	make a claim or exercise or enforce any right, power or remedy (including under a Security Interest or by way of contribution) against any Transaction Party liable to pay the Secured Moneys;

(7)	accept, procure the grant of, or allow to exist any Security Interest in favour of the Mortgagor from any Transaction Party liable to pay the Secured Moneys;

(8)	exercise or attempt to exercise any right of set-off against, nor realise any Security Interest taken from, any Transaction Party liable to pay the Secured Moneys; or

(9)	raise any defence or counterclaim in reduction or discharge of its obligations under the Transaction Documents.

(b)	If required by the Security Trustee, the Mortgagor must prove in any liquidation of a Transaction Party liable to pay the Secured Moneys for all moneys owed to the Mortgagor.

(c)
All moneys recovered by the Mortgagor from any liquidation or any Security Interest from a Transaction Party liable to pay the Secured Moneys must be received and held in trust by the Mortgagor for the Security Trustee to the extent of the unsatisfied liability of the Mortgagor under the Transaction Documents.

(d)	The Mortgagor must not do or seek, attempt or purport to do anything referred to in clause 21.2(a).

22	General

22.1	Reinstatement of rights

(a)
Under law relating to Insolvency, a person may claim that a transaction (including a payment) in connection with the Secured Money is void or voidable. If a claim is made and upheld, conceded or compromised, then:

(1)	the Security Trustee is immediately entitled as against the Mortgagor to the rights in respect of the Secured Money to which it was entitled immediately before the transaction; and

(2)
on request from the Security Trustee, the Mortgagor agrees to do anything (including signing any document) to restore to the Security Trustee any Security Interest (including this mortgage) it held from the Mortgagor immediately before the transaction.

(b)	The Mortgagor's obligations under this clause are continuing obligations, independent of the Mortgagor's other obligations under this mortgage and continue after this mortgage ends.

22.2	Suspense account

(a)	The Security Trustee may apply to the credit of a suspense account any:

(1)	amounts received under this deed;

(2)	dividends, distributions or other amounts received in respect of the Secured Moneys in any liquidation; and

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22 General

(3)	other amounts received from any Transaction Party or any other person in respect of the Secured Moneys.

(b)	The Security Trustee may retain the amounts in the suspense account for as long as it determines and is not obliged to apply them in or towards satisfaction of the Secured Moneys.

22.3	Mortgagor to bear cost

Any thing which must be done by the Mortgagor under this deed, whether or not at the request of the Security Trustee, must be done at the cost of the Mortgagor.

22.4	Notices

Any notice or other communication including any request, demand, consent or approval, to or by a party to this deed must be given in accordance with the notice requirements of the Convertible Note Agreement.

22.5	Notices under the PPS Law

The Mortgagor waives and will cause each Transaction Party to waive to the extent permitted by the PPS Law its right to receive any notice of a Verification Statement or any other notice the Security Trustee is required to give under the PPS Law.

22.6	Governing law and jurisdiction

(a)	This deed is governed by the laws of Queensland.

(b)	The Mortgagor irrevocably submits to the non-exclusive jurisdiction of the courts of Queensland.

(c)	The Mortgagor irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(d)
The Mortgagor irrevocably waives any immunity in respect of its obligations under this deed that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment before judgment, attachment in aid of execution or execution.

22.7	Prompt performance

Subject to clause 22.23:

(a)	if this mortgage specifies when the Mortgagor agrees to perform an obligation, the Mortgagor agrees to perform it by the time specified; and

(b)	the Mortgagor agrees to perform all other obligations promptly.

22.8	Consents

The Mortgagor agrees to comply with all conditions in any consent the Security Trustee gives in connection with this mortgage.

22.9	Certificates

The Security Trustee may give the Mortgagor a certificate about an amount payable or other matter in connection with this mortgage. The certificate is sufficient evidence of the amount or matter, unless it is proved to be incorrect.

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22 General

22.10	Set-off

(a)
If an Event of Default is continuing, the Security Trustee may set off any amount owing by the Security Trustee to the Mortgagor (whether or not due for payment) against any amount due for payment by the Mortgagor to the Security Trustee under this mortgage.

(b)
The Security Trustee may do anything necessary to effect any set-off under this clause (including varying the date for payment of any amount owing by the Security Trustee to the Mortgagor and making currency exchanges). This clause applies despite any other agreement between the Mortgagor and the Security Trustee.

22.11	Discretion in exercising rights

The Security Trustee or a Receiver may exercise a right or remedy or give or refuse its consent in any way it considers appropriate (including by imposing conditions), unless this mortgage expressly states otherwise.

22.12	Partial exercising of rights

If the Security Trustee or a Receiver does not exercise a right or remedy fully or at a given time, the Security Trustee or the Receiver may still exercise it later.

22.13	No liability for loss

Neither the Security Trustee nor a Receiver is liable for loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising, a right or remedy.

22.14	Conflict of interest

The Security Trustee's and any Receiver's rights and remedies under this mortgage may be exercised even if this involves a conflict of duty or the Security Trustee or Receiver has a personal interest in their exercise.

22.15	Security Trustee or Receiver in possession

(a)	If the Security Trustee exercises any right under this mortgage or at law to enter or take possession of the Secured Property, it:

(1)	has complete and unfettered discretion as to how the Secured Property is managed; and

(2)	is liable to account only for rents and profits actually received by it.

(b)	The same applies to any Receiver when acting as agent of the Security Trustee.

22.16	Remedies cumulative

The rights and remedies of the Security Trustee or a Receiver under this mortgage are in addition to other rights and remedies given by law independently of this mortgage.

22.17	Other Security Interests or judgments

(a)	This mortgage does not merge with or adversely affect, and is not adversely affected by, any of the following:

(1)	any Security Interest or other right or remedy to which the Security Trustee is entitled; or

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22 General

(2)	a judgment which the Security Trustee obtains against the Mortgagor in connection with the Secured Money.

(b)	The Security Trustee may still exercise its rights under this mortgage as well as under the judgment, other Security Interest or the right or remedy.

22.18	Continuing security

This mortgage is a continuing security despite any intervening payment, settlement or other thing until the Security Trustee releases all of the Secured Property from this mortgage.

22.19	Indemnities

The indemnities in this mortgage are continuing obligations, independent of the Mortgagor's other obligations under this mortgage and continue after this mortgage ends. It is not necessary for the Security Trustee to incur expense or make payment before enforcing a right of indemnity under this mortgage.

22.20	Rights and obligations are unaffected

Rights given to the Security Trustee or any Receiver under this mortgage and the Mortgagor's liabilities under it are not affected by anything which might otherwise affect them at law.

22.21	Inconsistent law

To the extent permitted by law, this mortgage prevails to the extent it is inconsistent with any law.

22.22	Supervening legislation

Any present or future legislation which operates to vary the obligations of the Mortgagor in connection with this mortgage with the result that the Security Trustee's rights, powers or remedies are adversely affected (including by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

22.23	Time of the essence

Time is of the essence in this mortgage in respect of an obligation of the Mortgagor to pay money.

22.24	Waivers

(a)
Waiver of any right arising from a breach of this deed or of any Power arising upon default under this deed or upon the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.

(b)	A failure or delay in exercise, or partial exercise, of:

(1)	a right arising from a breach of this deed or the occurrence of an Event of Default; or

(2)	a Power created or arising upon default under this deed or upon the occurrence of an Event of Default,

does not result in a waiver of that right or Power.

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22 General

(c)
A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this deed or on a default under this deed or on the occurrence of an Event of Default as constituting a waiver of that right or Power.

(d)	A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

(e)	This clause may not itself be waived except by writing.

22.25	Variation

A variation of any term of this deed must be in writing and signed by the parties.

22.26	Receipts

The receipt of a Receiver, the Security Trustee or an Officer of the Security Trustee releases the person paying money to the Receiver or the Security Trustee in connection with this mortgage from:

(a)	liability to enquire whether the Secured Money has become payable;

(b)	liability for the money paid or expressed to be received; and

(c)	being concerned to see to its application or being answerable or accountable for its loss or misapplication.

22.27	Assignment

(a)	Subject to any Transaction Document, the Security Trustee may assign its rights under this deed and each Collateral Security without the consent of the Mortgagor.

(b)	The Mortgagor may not assign any of its rights under this deed or any Collateral Security without the prior written consent of the Security Trustee.

22.28	Counterparts

This mortgage may consist of a number of copies, each signed by one or more parties to this mortgage. If so, the signed copies are treated as making up the one document.

22.29	Attorneys

Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

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Schedule 1

Tenements

Tenement	District
Mining lease 90190	Mount Isa
Mining lease 90191	Mount Isa

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Signing page

Executed as a deed

Mortgagor
Signed sealed and delivered by Paradise Phosphate Pty Ltd by
sign here ►	/s/ J I Gutnick

print name	J I Gutnick
sign here ►	/s/ P J Lee

print name	P J Lee

Security Trustee
Signed sealed and delivered for and on behalf of Acorn Capital Limited by
sign here ►	/s/ M. Sheehan
Company Secretary/Director
print name	M. Sheehan

sign here ►	/s/ Barry Fairley
Director
print name	Barry Fairley

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